Exhibit 99.3

97% APUS ALUMNI SURVEYED Respondents indicated that APUS programs met their overall expectations.2 A leading provider of higher education for adult learners, American Public Education Inc. (APEI) offers affordable, accessible, relevant and quality academic programs and services to students, universities and partner organizations through its wholly owned subsidiaries American Public University System (APUS) and National Education Seminars Inc., which we refer to as Hondros College of Nursing (HCN). NOTE: Past performance is not indicative of future results. Additional information, including important details about risk factors, can be found in APEI’s filings with the U.S. Securities and Exchange Commission, www.sec.gov. Chris Symanoskie, IRC, Vice President, Investor Relations 703-334-3880 or csymanoskie@apei.com 1. APUS, 2018 1-year Alumni Survey 2. APUS, 2017 End of Program Survey MARCH 2020 TICKER: APEI EXCHANGE: NASDAQ Total Assets (in thousands) Net Cash Provided by Operating Activities (in thousands) Revenue (in thousands) Net Income Attributable to Common Stockholders (in thousands) 45+ HCN RELATIONSHIPS with healthcare employers 96K+ APUS ALUMNI 6K+ HCN ALUMNI 95% APUS ALUMNI SURVEY Respondents would recommend AMU/APU to a friend or colleague.1 2019...................$286,270 2018...................$297,687 2017...................$299,248 2016...................$313,139 2019...................$25,639 2018...................$21,121 2017...................$24,155 2016...................$32,414 2019...................$359,395 2018...................$370,958 2017...................$399,038 2016...................$315,620 2019...................$38,370 2018...................$44,179 2017...................$47,938 2016...................$56,014

1. APUS Net Course Registrations represent the approximate aggregate number of courses for which students remain enrolled after the date by which they may drop a course without financial penalty. 2. APUS Student Enrollment represents the number of unique active students, including those who are currently on an approved leave of absence, who are currently in class or have completed a course within the past 12 months. Excludes students in doctoral programs. APUS Student Enrollment as of March 31, 2020, includes 1,899 students whose last 8-week course started 1/7/2019 and ended in early March 2019. 3. Includes alumni who graduated with an Associate’s, Bachelor’s or Master’s degree from APUS as of December 31, 2019. Student loan debt is defined as student loans and private education loans and considers tuition, fees, living expenses, and book costs associated with courses taken at APUS. 4. HCN Student Enrollment represents the total number of students enrolled in a course after the date by which students may drop a course without financial penalty. 5. As of December 31, 2019. 6. Georgetown University Center on Education and Workforce, A First Try at ROI: Ranking 4,500 Colleges, 2019. 7. Undergraduate students who completed an associate or bachelor’s degree in 2018 and returned for a second degree at any level. 8. Students starting in 2019. Enrollment by School5 Enrollment by Degree Level5 American Public University System1 An online institution of higher learning serving the needs of military, public service and civilian communities through American Military University (AMU) and American Public University (APU). 87% of Students Are Working Adults Avg. Age of Students: 32 years Avg. Undergraduate Class Size: 19 students Avg. Graduate Class Size: 8 students Gender Ratio: 64% male / 36% female 49%+ of APUS Students Referred by Others Over 200 Degree and Certificate Programs 1,800 Globally-Located Faculty Members 108,700 conferred degrees and certificates Return on Investment for Learners APUS programs rank #93 nationally, or in the top 2%, for return on student investment.6 72% of AMU and APU alumni have graduated with no APUS-incurred student loan debt.3 Student Satisfaction 30% of APUS alumni returned for a 2nd degree7 49% of APUS students were referred by others8 For the three months ended March 31, 2020 2019 % Change Net Course Registrations by New Students 10,100 10,100 0% Net Course Registrations 84,800 84,300 +1% As of March 31, 2020 2019 % Change APUS Student Enrollment2 82,800 81,200 +2% At-A-Glance5 39% 13% 23% 25% TA Bachelor’s Security & Global Sudies Science, Technology, Engineering & Math Education Arts & Humanities Health Science Business Master’s Associate’s All Others VA FSA Other 59% 9% 17% 15% 24% 13% 23% 16% 22% 2% Enrollment and Registrations1 Registrations by Primary Funding Source For the year ended December 31, 2019

1. HCN Student Enrollment represents the total number of students enrolled in a course after the date by which students may drop a course without financial penalty. 2. Tuition for alumni of HCN’s Practical Nursing program is $23,790. 3. For the twelve months ended December 31, 2019. Hondros College of Nursing Serving the needs of nurses and the healthcare community through campus locations in Cincinnati, Cleveland, Columbus, Dayton, Toledo, and Indianapolis. For the three months ended March 31, 2020 2019 % Change New Student Enrollment 444 340 +31% Total Student Enrollment 1,570 1,730 -9% Approximate Cost (Tuition & Fees) of Degree Completion Practical Nursing $19,700 Associate Degree in Nursing $28,500 Alumni tuition is $24,5222 Student Enrollment1 At-A-Glance3 ¢ Avg. Age of Students: 30 years ¢ Gender Ratio: 93% female / 7% male ¢ Avg. Class Size: 15 students Graduates3 ¢ 6,000+ alumni Enrollment by Program3 For the full year ended December 31, 2019. Licensed Practical Nurse Associate’s Degree in Nursing RN—Bachelor of Science in Nursing (Discontinued) 54% 44% 2%